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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                         June 20, 2003 (June 19, 2003)


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)



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
          DELAWARE                      0-20117                           13-3532643
  (State of Incorporation)      (Commission File Number)      (IRS Employer Identification No.)
-----------------------------------------------------------------------------------------------
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                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                         TEXAS BIOTECHNOLOGY CORPORATION
                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

THE FOLLOWING STATEMENT WAS RELEASED TO THE PRESS ON JUNE 19, 2003 REGARDING THE COMPANY RECEIVING A SPECIAL PROTOCOL ASSESSMENT FROM THE FDA.

     ENCYSIVE PHARMACEUTICALS RECEIVES SPECIAL PROTOCOL ASSESSMENT FROM FDA CREATING BINDING AGREEMENT FOR THE BASIS OF SITAXSENTAN REGULATORY REVIEW

  Company also provides preliminary guidance on timelines for study completion and submission of a new drug application to FDA

Houston, TX- (June 19, 2003)- Encysive Pharmaceuticals (NASDAQ: ENCY) today announced that it has received a Special Protocol Assessment (SPA) from the U.S. Food and Drug Administration (FDA) confirming that STRIDE 2, which will initiate imminently, together with the results from STRIDE 1 and planned supportive trials, will be sufficient for a new drug application (NDA). STRIDE 2 has been designed to confirm the benefits seen in STRIDE 1, results of which were reported last month at the American Thoracic Society annual meeting in Seattle.

The SPA is a binding written agreement between a sponsor and FDA on the design of pivotal trials. The intent of the process is to reduce the risk of application failures arising from gaps in data or data analyses that could have been prevented with upfront discussions.

"We have had an excellent dialogue with FDA during the SPA process and the protocol and program have improved with their input. After making minor protocol changes, we will have a direct path to program completion and NDA submission," said Daniel Thompson, head of Regulatory Affairs for Encysive. "The SPA process is one of the best aspects to come out of PDUFA in that it was specifically designed to reduce the risk of application failures."

                 STRIDE 2 COMPLETION AND NDA SUBMISSION GUIDANCE

Encysive anticipates enrollment will complete in the Spring of 2004 with results available in the Fall. The Company anticipates that the NDA submission may occur between end of year 2004 and first quarter 2005. Timing for submission to other regulatory authorities is likely to be influenced by decisions made by a partner or partners at a later date. Encysive has previously announced its intention to out-license ex-North American rights to sitaxsentan.

                                 ABOUT STRIDE 2

STRIDE 2 will be of 18 weeks duration and will test two doses of sitaxsentan (100 mg and 50 mg), verses placebo, dosed once daily in a double blind fashion. In addition, a randomized bosentan (Tracleer(R) arm) will be included. Bosentan is currently the only endothelin antagonist available. It is non-selective and is dosed twice daily.

The primary efficacy variable in STRIDE 2 will be six-minute walk distance and secondary variables will include change in functional class, occurrence of clinical events and shortness of breath as measured by the Borg dyspnea scale. An observer who is blinded to treatment assignment will measure all efficacy parameters.

STRIDE 2 will also have a long-term extension allowing patients to continue on sitaxsentan (100


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mg) or bosentan if they respond adequately during the 18-week trial. Those patients experiencing clinical deterioration while receiving placebo or the 50 mg dose of sitaxsentan will also have the opportunity to participate in the extension. There will also be a trial enrolling patients who have failed bosentan, either for hepatic safety or for efficacy. Other trials, primarily focused on collecting safety data, will be conducted in parallel to build out the database for the product.

ABOUT SITAXSENTAN AND PAH

Sitaxsentan is a small molecule that blocks the action of endothelin, a potent mediator of blood vessel constriction and growth of smooth muscle in vascular walls. Endothelin receptor antagonists may prove to be effective in the treatment of a variety of diseases where the regulation of vascular constriction is important. Sitaxsentan is selective in the targeting of the endothelin A receptor.

Pulmonary arterial hypertension is a condition that involves high blood pressure and structural changes in the walls of the pulmonary arteries, which are the blood vessels that connect the right side of the heart to the lungs. PAH causes shortness of breath, limits activity, and is eventually fatal unless treated successfully with heart and lung transplant. Primary and secondary pulmonary arterial hypertension are estimated to afflict up to 100,000 people worldwide, many of whom are children or young adults.

ABOUT ENCYSIVE PHARMACEUTICALS

Encysive Pharmaceuticals (formerly Texas Biotechnology Corporation), a biopharmaceutical company focused on the discovery, development and commercialization of novel drugs, is recognized for our expertise in small molecule drug development and vascular biology. Argatroban, our first FDA-approved product, is being marketed by GlaxoSmithKline for heparin-induced thrombocytopenia. Encysive Pharmaceuticals is in Phase III development of the endothelin antagonist, sitaxsentan, for pulmonary arterial hypertension. Our majority-owned affiliate, Revotar Biopharmaceuticals AG, is in Phase II development with the selectin antagonist bimosiamose in asthma, psoriasis and atopic dermatitis. Encysive Pharmaceuticals has several other research and development programs ongoing for a range of cardiovascular and inflammatory diseases. To learn more about Encysive Pharmaceuticals please visit our web site: www.encysive.com.


This press release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required government approvals, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals, including as Texas Biotechnology Corporation, has filed with the Securities and Exchange Commission. The company undertakes no duty to update of revise these forward-looking statements.



                            [SIGNATURE PAGE FOLLOWS]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date June 20, 2003                   ENCYSIVE PHARMACEUTICALS INC.


                                     /s/ Stephen L. Mueller
                                     ------------------------------------------
                                     Stephen L. Mueller
                                     Vice-President, Finance and Administration
                                     Secretary and Treasurer